VIA EDGAR

April 27, 2011

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

RE:	Principal Life Insurance Company
Separate Account B
Principal Variable Annuity with Purchase Payment Credit Rider
Registration Statement on Form N-4
File No. 333-40254

I am Counsel for the above-referenced Registrant and have reviewed the attached post-
effective amendment which is being filed pursuant to Rule 485(b) under the Securities
Act of 1933. I hereby represent that the amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Jeffrey M. Pierick Counsel 711 High Street Des Moines, Iowa 503092-0300 (515) 362-2384 (office) (866) 496-6527 (facsimile) pierick.jeff@principal.com JMP/kcr